Exhibit 10.1
     AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT dated as of April 23, 2007 (the “Amendment”) among CMC RECEIVABLES, INC. (the “Seller”), COMMERCIAL METALS COMPANY (the “Servicer”), THREE RIVERS FUNDING CORPORATION (“TRFCO”) and LIBERTY STREET FUNDING CORP. (collectively, the “Buyers”), THE BANK OF NOVA SCOTIA and MELLON BANK, N.A. (collectively, the “Managing Agents”) and MELLON BANK, N.A., as Administrative Agent (the “Administrative Agent”).
WITNESSETH:
     WHEREAS, the Seller, the Servicer, the Buyers, the Managing Agents and the Administrative Agent are parties to an Amended and Restated Receivables Purchase Agreement dated as of April 22, 2004 (as from time to time amended, the “RPA”);
     WHEREAS, the parties desire to amend the RPA;
     NOW, THEREFORE, the parties agree as follows:
SECTION 1. DEFINITIONS
     Defined terms used herein and not defined herein shall have the meanings assigned to such terms in the RPA.
SECTION 2. AMENDMENT OF RPA
     (a) The parties hereto agree that, effective as of the Effective Date, the definition of “Facility Fee” set forth in Section 1.01 of the RPA shall be amended by replacing the language “each dated as of the Closing Date” set forth therein with the language “each dated as of April 23, 2007”.
     (b) The parties hereto agree that, effective as of the Effective Date, the definition of “Liberty Maximum Net Investment” set forth in Section 1.01 of the RPA is amended by replacing the dollar amount “$65,000,000” set forth therein with the dollar amount “$100,000,000.”
     (c) The parties hereto agree that, effective as of the Effective Date, the definition of “Program Fee” set forth in Section 1.01 of the RPA shall be amended by replacing the language “dated as of the Closing Date” set forth therein with the language “dated as of April 23, 2007”.
     (d) The parties hereto agree that, effective as of the Effective Date, the definition of “TRFCO Maximum Net Investment” set forth in Section 1.01 of the RPA is amended by replacing the dollar amount “$65,000,000” set forth therein with the dollar amount “$100,000,000.”

SECTION 3. CONDITIONS PRECEDENT
     The occurrence of the Effective Date shall be subject to the conditions precedent that (i) each of the Buyers shall have received this Amendment executed by each party hereto in form and substance satisfactory to it, and (ii) TRFCO shall have received confirmation from each rating agency rating its commercial paper notes that such rating agency will not reduce, withdraw or suspend its then current rating as a result of this Amendment or the transactions contemplated hereby.
SECTION 4. GOVERNING LAW
     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS RULES (OTHER THAN SECTION 5-1401 OF NEW YORK’S GENERAL OBLIGATIONS LAW).
SECTION 5. EXECUTION IN COUNTERPARTS
     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6. CONFIRMATION OF AGREEMENT
     Each of the parties to the RPA agree that, except as amended hereby, the RPA continues in full force and effect. The Seller and the Servicer hereby represent and warrant that, after giving effect to the effectiveness of this Amendment, their respective representations and warranties contained in the RPA are true and correct in all material respects upon and as of such effectiveness with the same force and effect as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the day and year first above written.

CMC RECEIVABLES, INC.

By:	/s/ Louis A. Federle

Authorized Signatory

COMMERCIAL METALS COMPANY

By:	/s/ Louis A. Federle

Authorized Signatory

THREE RIVERS FUNDING CORPORATION

By:	/s/ Bernard J. Angelo

Authorized Signatory

MELLON BANK, N.A., as Managing Agent and Administrative Agent

By:	/s/ Jonathon F. Widich

Authorized Signatory

LIBERTY STREET FUNDING CORP.

By:	/s/ Bernard J. Angelo

Authorized Signatory

THE BANK OF NOVA SCOTIA

By:	/s/ Michael Eden

Authorized Signatory

Acknowledged and Agreed to by:

STRUCTURAL METALS, INC., d/b/a CMC STEEL TEXAS

By:	/s/ Louis A. Federle

Authorized Signatory

SMI STEEL, INC., d/b/a CMC STEEL ALABAMA

By:	/s/ Louis A. Federle

Authorized Signatory

OWEN ELECTRIC STEEL COMPANY OF SOUTH CAROLINA, d/b/a CMC STEEL SOUTH CAROLINA

By:	/s/ Louis A. Federle

Authorized Signatory

CMC STEEL FABRICATORS, INC., d/b/a CMC JOIST

By:	/s/ Louis A. Federle

Authorized Signatory

HOWELL METAL COMPANY, d/b/a CMC HOWELL METAL

By:	/s/ Louis A. Federle

Authorized Signatory

4